                                                                   Exhibit 10.63


                        TWENTY FIRST AMENDMENT AND WAIVER


         TWENTY FIRST AMENDMENT AND WAIVER (this "Amendment"), dated as of May 18, 2000, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY ("BTCo"), BT COMMERCIAL CORPORATION ("BTCC"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


         WHEREAS, the Borrower, the Lenders, the Issuing Banks, BTCo and BTCC are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower is in Default under Section 8.4 of the Credit Agreement because it exceeded the capital expenditure limitations provided therein for the year ended December 31, 1999;

         WHEREAS, G&G Investments, Inc. ("G&G") is in default under Section 4.1(a) of the Guaranty and Pledge Agreement, dated as of September 8, 1998 (as amended, modified or supplemented through the date hereof, the "Pledge Agreement") between the G&G Investments, Inc., as the guarantor and pledgor, and BT Commercial Corporation, as collateral agent and pledgee, because it is unable to provide all of the additional Consumers Stock (as such term is defined in the Pledge Agreement) required therein when the market value of the Consumers Stock falls; and

         WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement and waive certain Defaults under the Credit Agreement and Pledge Agreement as herein provided, subject to and on the terms and conditions set forth herein;

         NOW, THEREFORE, it is agreed:

         1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions into their appropriate alphabetical order:

         "O-I Litigation shall mean any and all disputes, actions or proceedings, including arbitration, which may arise from O-I's allegations that the License Agreement has been terminated and/or any related notices.

         Steering Committee shall mean a committee comprised of a portion of the Lenders under this Credit Agreement established and appointed to perform certain of the duties customarily performed by the Agent.

         Twenty First Amendment Effective Date shall have the meaning provided in the Twenty First Amendment and Waiver to the Credit Agreement, dated May 18, 2000."

         2. The definition of Applicable Margin contained in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the "and" after the phrase "(ii) at any time when any Default or Event of Default is in existence, Level IV" with a comma, (ii) inserting the phrase "during the period on and after the Twenty First Amendment Effective Date until July 31, 2000, the applicable Level for such period as determined below plus an additional 25 basis points" and
(iv)" after "(iii)", (iii) replacing the "and" appearing after the phrase "at any time other than those periods referred to in the clauses (i)" with a comma and inserting "and (iii)" after the phrase "at any time other than those periods referred to in the clauses (i), (ii)", so that the definition of Applicable Margin will now read as follows:

         "Applicable Margin shall mean the applicable percentage set forth below based upon (x) (i) during the period from the Closing Date until the Test Period ended December 31, 1997, Level III, (ii) at any time when any Default or Event of Default is in existence, Level IV, (iii) during the period on and after the Twenty First Amendment Effective Date until July 31, 2000, the applicable Level for such period as determined below plus an additional 25 basis points and (iv) at any time other than those periods referred to in clauses (i), (ii) and (iii) above, the Level for such Quarterly Period and (y) the Outstandings hereunder as a percentage of the Available Borrowing Amount for such Quarterly Period:


                          Outstandings Do Not Exceed                   Outstandings Equal or Exceed
                      50% of Available Borrowing Amount             50% of Available Borrowing Amount
                      ---------------------------------             ---------------------------------

                      Eurodollar                 Base                Eurodollar               Base
  Level               Rate Loan               Rate Loan              Rate Loan              Rate Loan
                      ----------              ---------              ----------             ---------
Level I                 1.50%                   .00%                   1.75%                  0.25%
Level II                1.75%                   .25%                   2.00%                  0.50%
Level III               2.00%                   .50%                   2.25%                  0.75%
Level IV                2.25%                   .75%                   2.50%                  1.00%

The Leverage Ratio and Outstandings shall be determined based on the Financial Statements delivered pursuant to Sections 7.1(a) and (b) for the fiscal quarter ended immediately prior to the relevant Start Date. The Applicable Margin so determined shall apply from the Start Date to the End Date. If no Financial Statements shall have been delivered to the Agent on or prior to the relevant End Date, the Applicable Level shall be Level IV until such Financial Statements are delivered."




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         3. The Default under Section 8.4 of the Credit Agreement which arose as a result of the Borrower exceeding the capital expenditure limitations provided therein for the year ended December 31, 1999 is hereby waived.

         4. The Default under Section 4.1(a) of the Pledge Agreement which arose as a result of G&G being unable to produce shares of Consumers Stock (as such term is defined in the Pledge Agreement) above the amount being delivered pursuant to Section 13 of this Amendment is hereby waived and any future default under Section 4.1(a) which results from the inability of G&G to produce additional Consumers Stock due to a drop in the market value of Consumers Stock is hereby waived, in each case only to the extent that G&G holds no additional shares of Consumers Stock.

         5. Section 2.3(c) is hereby amended by deleting the phrase "or the forty fifth Business Day after such date for Agent Advances resulting from any Default under Section 8.4 prior to March 10, 2000" which appears after the phrase "or until June 15, 2000 for Agent Advances resulting from any Default under Section 8.4 prior to March 10, 2000"

         6. Section 7.1 of the Credit Agreement is hereby amended by (i) deleting the "and" which appears at the end of Section 7.1(i)(iv), (ii) replacing the period which appears at the end of Section 7.1(j) with "; and" and
(ii) inserting the following provision:

         "(k) weekly the Borrower shall provide written progress reports to the Steering Committee on the status of the O-I Litigation and on the status of the Southeast Project until such time as the Steering Committee determines that such reports are no longer necessary."

         7. Article 8 of the Credit Agreement is hereby amended by inserting the following provisions:

         "8.27 SAP Computer Conversion. The Borrower shall not make any further payments, whether the payments are contractual obligations, dividends or otherwise, after the Twenty First Amendment Effective Date to Consumers Packaging Inc. and/or any third party with respect the SAP computer conversion."

         8. Section 8.25 is hereby amended by (i) deleting the word "until" which appears after the amount "$12,500,000", (ii) inserting the phrase "(except that for the period on and after the Twenty First Amendment Effective Date until July 31, 2000, the Available Borrowing Amount less the Outstandings shall not be permitted to be less than $7,500,000 unless either proviso set forth below is in effect); provided that, after" after the phrase "The Available Borrowing Amount less the Outstandings shall not be permitted to be less than $12,500,000", (iii) deleting "; thereafter" after the amount "$24,000,000", (iv) replacing the word "until" which appears after the amount "$6,000,000" with the phrase "; provided further, if in addition" and (v) inserting the phrase "the Available Borrowing Amount less the Outstandings shall not be permitted to be less than zero", so that the paragraph will now read as follows:

         8.25 Minimum Availability. The Available Borrowing Amount less the Outstandings shall not be permitted to be less than $12,500,000 (except that for the period on and




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after the Twenty First Amendment Effective Date until July 31, 2000, the
Available Borrowing Amount less the Outstandings shall not be permitted to be less than $7,500,000 unless either proviso set forth below is in effect); provided that, after the initial funding of the sale and leaseback of the Southeast Project is consummated in compliance with this Agreement and the Borrower has received and notified the Agent of receipt of proceeds in the amount of $24,000,000, the Available Borrowing Amount less the Outstandings shall not be permitted to be less than $6,000,000; provided further, if in addition the Borrower has received a signed commitment for at least an additional $50,000,000 of financing for the Southeast Project under terms and conditions, and pursuant to documentation, satisfactory to the Agent, the Available Borrowing Amount less the Outstandings shall not be permitted to be less than zero."

         9. In order to induce the Lenders to enter into this Amendment and Waiver, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Twenty First Amendment Effective Date (as defined in Section 13 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Twenty First Amendment Effective Date after giving effect to this Amendment and Waiver.

         10. This Amendment and Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision, except the provisions specified above, of the Credit Agreement, the Pledge Agreement or any other Credit Document.

         11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

         12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         13. This Amendment shall become effective on the date (the "Twenty First Amendment Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP at 1155 Avenue of the Americas, New York, New York 10036 and (ii) the Payments Administrator receives a fee equal to $125,000 for pro rata distribution among the Lenders according to their respective Commitments under the Credit Agreement. This Amendment shall become void and be of no force and effect on the 12th Business Day after the Twenty First Amendment Effective Date unless, prior to such date, G&G or Ghaznavi Canada Inc. pledges an additional 1,000,000 shares




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of Consumers Stock (as such term is defined in the Pledge Agreement) pursuant to
Section 4.1 of the Pledge Agreement.

         14. From and after the Twenty First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.


                                      * * *






















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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       ANCHOR GLASS CONTAINER CORPORATION


                                       By /s/ M. William Lightner
                                       ----------------------------------
                                       Name:  M. William Lighter
                                       Title: Chief Financial Officer


                                       BT COMMERCIAL CORPORATION


                                       By
                                       ----------------------------------
                                       Name:
                                       Title:


                                       PNC BANK, NATIONAL ASSOCIATION,
                                          Individually, as Co-Syndication
                                          Agent and Issuing Bank


                                       By /s/ Enrico Della Corna
                                       ----------------------------------
                                       Name:  Enrico Della Corna
                                       Title: Vice President


                                       BANKERS TRUST COMPANY


                                       By
                                       ----------------------------------
                                       Name:
                                       Title:

                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By /s/ Karen Hoffman
                                       ----------------------------------
                                       Name:  Karen Hoffman
                                       Title: Vice President


                                       FIRST UNION NATIONAL BANK


                                       By /s/ Anne D. Brehony
                                       ----------------------------------
                                       Name:  Anne D. Brehony
                                       Title: Director


                                       FLEET BANK


                                       By /s/ Cynthia G. Stannard
                                       ----------------------------------
                                       Name:  Cynthia G. Stannard
                                       Title: Vice President


                                       KEY CORPORATE CAPITAL, INC.


                                       By
                                       ----------------------------------
                                       Name:
                                       Title:


                                       MELLON BANK, N.A.


                                       By
                                       ----------------------------------
                                       Name:
                                       Title:

                                      NATIONAL BANK OF CANADA


                                      By /s/ Donald P. Haddad
                                      --------------------------------------
                                      Name:  Donald P. Haddad
                                      Title: Vice President/Manager


                                      By /s/ Gerald B. Knell
                                      --------------------------------------
                                      Name:  Gerald B. Knell
                                      Title: Vice President


                                      NATIONAL CITY COMMERCIAL FINANCE, INC.


                                      By /s/ Gregory A. Godec
                                      --------------------------------------
                                      Name:  Gregory A. Godec
                                      Title: Senior Vice President


                                      SUMMIT COMMERCIAL/GIBRALTAR CORP.


                                      By /s/ Jay Oliner
                                      --------------------------------------
                                      Name:  Jay Oliner
                                      Title: Vice President